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Scudder Greater Europe Growth Fund

Class AARP and Class S Shares

Semiannual Report

April 30, 2002

Contents

<Click Here> Letter from the Fund's President

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Shareholder Meeting Results

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Greater Europe Growth Fund	Ticker Symbol	Fund Number
Class AARP	SGEGX	177
Class S	SCGEX	077

On April 5, 2002, Zurich Scudder Investments (ZSI) was acquired by Deutsche Bank. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc.

Deutsche Asset Management is the marketing name in the United States for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Letter from the Fund's President

Dear Shareholder,

The past two-plus years have been challenging for global stock markets in general, and Europe has been no exception. Slowing economic growth and weaker corporate earnings have produced a difficult investment environment around the world. As 2002 progresses, however, the picture is becoming brighter as global economic growth appears to be picking up steam. In the Eurozone, improving gross domestic product (GDP) numbers suggest that the 12-nation region is gradually returning to growth. Business sentiment recently beat expectations in Germany and Italy, two of the continent's largest economies. Even so, stock prices in Europe are still relatively low compared with U.S. counterparts. This has attracted investors to European markets, which has proven beneficial for shareholders in funds that invest in European equities.

As the rebound in the global economy unfolds, we urge investors to remain patient since the process of recovery is likely to be slow and uneven in many parts of the world. Against this backdrop, we believe it is reasonable to expect that stock prices will remain highly sensitive to short-term news developments, making days where the markets rise or fall 2-3 percent fairly commonplace. In our view it is at these times - when stock prices are gyrating wildly and the market outlook is changing by the day - that it becomes more important than ever to keep your long-term goals in mind and to remain focused on stocks' long-term potential rather than their daily fluctuations.

Sincerely,

William F. Glavin, Jr.
President
Scudder Greater Europe Growth Fund

	AARP Investment Program	Scudder Class S
Web site:	aarp.scudder.com	myScudder.com
Toll-free:	1-800-253-2277	1-800-SCUDDER

Performance Summary April 30, 2002

Average Annual Total Returns*
	6-Month	1-Year	3-Year	5-Year	Life of Class**
Scudder Greater Europe Growth Fund - Class S	3.03%	-16.78%	-3.52%	6.95%	11.27%
Morgan Stanley Capital International (MSCI) Europe Index+	5.75%	-12.22%	-5.79%	5.15%	9.02%

	6-Month	1-Year	Life of Class***
Scudder Greater Europe Growth Fund - Class AARP	3.03%	-16.82%	-17.30%
Morgan Stanley Capital International (MSCI) Europe Index+	5.75%	-12.22%	-12.48%

Sources: Lipper, Inc. and Deutsche Investment Management Americas Inc.

** The Fund commenced operations on October 10, 1994. Index comparisons begin October 31, 1994.
*** On October 2, 2000, the Fund commenced offering Class AARP shares. Index comparisons begin September 30, 2000.
Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 4/30/02	$ 22.77	$ 22.78
10/31/01	$ 22.17	$ 22.17
Distribution Information: Six Months: Income Dividends	$ .07	$ .07

Class S Lipper Rankings* - European Region Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	131	of	185	71
3-Year	62	of	130	48
5-Year	16	of	64	25

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment*
-- Scudder Greater Europe Growth Fund - Class S -- Morgan Stanley Capital International (MSCI) Europe Index+

Yearly periods ended April 30

Comparative Results*
Scudder Greater Europe Growth Fund		1-Year	3-Year	5-Year	Life of Class**
Class S	Growth of $10,000	$8,322	$8,982	$13,996	$22,399
	Average annual total return	-16.78%	-3.52%	6.95%	11.27%
Morgan Stanley Capital International (MSCI) Europe Index+	Growth of $10,000	$8,778	$8,363	$12,854	$19,106
	Average annual total return	-12.22%	-5.79%	5.15%	9.02%

The growth of $10,000 is cumulative.

* Returns and rankings during part of the periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower. Rankings are for the Class S shares; rankings for share classes may vary.
+ The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged capitalization- weighted measure of 15 stock markets in Europe. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Shareholders of Class S redeeming shares held less than six months will be subject to a 2% redemption fee.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. If the Advisor had not maintained the Fund's expenses during part of the periods, the total returns would have been lower. Performance of the classes may vary; expense ratios are the same.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Management Review

During the semiannual period ended April 30, 2002, Scudder Greater Europe Growth Fund experienced a change in portfolio management as a result of recent changes to the fund's investment advisor. In the following interview, former Lead Portfolio Manager Carol Franklin and Portfolio Manager Joe Axtell discuss Scudder Greater Europe Growth Fund's strategy and the market environment during the six-month period. Additionally, new Lead Portfolio Manager Alexander Black reviews his background and explains changes to the portfolio's positioning.

Q: Please provide a brief overview of global equity markets for the semiannual period ending April 30, 2002.

A: Global markets rebounded in the final quarter of 2001 following their sharp declines in the wake of the September 11 attacks in the United States. The year 2002 has thus far been greeted with several critical events:

• The collapse of Enron in the United States and the subsequent attention to accounting concerns around the world

• A stronger-than-expected pickup in the U.S. economy sparked by the American consumer but generally not supported by corporate profits

• Military activity in Afghanistan

• Increasing violence in the Middle East and the related focus on oil prices

In January, many investors in the United States and Europe took profits after the run-up in late 2001. Since then, markets have stabilized somewhat in response to improving economic indicators as well as more optimistic business and consumer sentiment.

Given this improving scenario fueled so strongly by the consumer, it's no surprise to us which industries have performed the best for the period under review. Consumer durables, retailers, automobile manufacturers and luxury goods manufacturers all had a nice rebound on prospects for economic growth, as did capital goods, transportation and basic materials industries. Food, beverage and tobacco companies also did well. On the other hand, telecommunications led the list of laggards for the six-month period, followed closely by technology hardware and equipment. Insurance, media, pharmaceuticals and food and drug retailing also struggled.

Q: What was the performance of Scudder Greater Europe Growth Fund against this six-month backdrop?

A: Against a clearly improving economic environment, the Morgan Stanley Capital International Europe Equity Index (MSCI Europe) gained 5.75 percent for the semiannual period ending April 30, 2002, while Scudder Greater Europe Growth Fund posted 3.03 percent (Class S shares) for the same period. The MSCI Europe benchmark is an unmanaged, capitalization-weighted measure of 15 stock markets in Europe.

The fund did not perform as strongly as the index largely because of the fund's positioning at the very onset of the six-month period. The fund had gone through the summer of 2001 defensively positioned, as we had expected economic growth to be slow. The uncertainty surrounding September 11 only made us more cautious. When it became clear that the central banks around the world were responding to September 11 in an aggressive and coordinated manner, however, markets soon began to recover. We transitioned the fund out of its defensive positioning in response, but we did so more cautiously than the market. We thus lagged the benchmark in November. By December, the fund had repositioned the portfolio to a more pro-growth stance with stocks poised for economic recovery. The remainder of the period went well, with a modest setback in March when laggards from January and February played catch-up.

Q: What contributed and detracted the most from the fund's performance?

A: Looking at which holdings performed better when compared with the benchmark, the fund's media holdings performed well. The companies' business models proved fairly resistant to the economic slowdown and we believe they should benefit from increased advertising spending when the economy improves. Performance was also helped by select holdings among household and personal products, as well as food and drug retailing. Finally, banks also helped performance, including Societe Generale (Class A), Banco Popular Espanol, Barclays and Royal Bank of Scotland Group. The fund's focus in this sector has been on retail banks with strong domestic franchises. These stocks also sold at reasonable prices. Over the past three months, it has appeared that the credit cycle is improving and that the bad debt experiences of the past have been better managed through this cycle. Moreover, there are improving prospects for consolidation and cost-cutting measures in this industry as we go forward.

Performance was hurt by relatively small exposure to several industries that performed strongly at the beginning of the period. Our concerns regarding these industries centered on valuations and the sustainability of consumer spending after the September 11 attacks. Many other companies that we considered to have poor fundamentals or to be in financial distress had sharp share price recoveries in October and November's rally. Performance also suffered as a result of the fund not owning some real winners. This was particularly true of tobacco companies, steel companies and certain companies in the retailing, hotel, consumer durables and luxury goods industries.

Q: Mr. Black, please provide us with some information about yourself and describe any changes you have made to the fund's portfolio since assuming lead management on April 8, 2002.

A: I joined the firm in 1994 after eight years of experience in the industry, including portfolio management and analytic experience at Invesco and NM Rothschild. I hold a graduate degree from Cambridge University. Operating out of London, I presently head the firm's European equity team. In this role, I have been served well by my fluency in French, German and Italian.

The overall structure of the fund's portfolio remains generally the same, with a continued focus on growth stocks. The main difference from previous portfolio management is in the way we assess the value of a stock. Previously, a variety of valuation measures were used. Now, however, we use what is known as cash-flow return on investment as the key measure of stock assessment. We like this tool because it appears to work well. We used historical data to back-test several valuation measures to see which one had the best predictive power, although clearly past performance is no guarantee of future results. We like this measure because it doesn't look just at earnings and cash flow, but also at the amount of capital required to generate the earnings and cash flow. Some businesses are capital consumptive, and over the full investment cycle, such businesses will find it difficult to generate good returns. Those are the types of businesses we would typically underweight in the fund's portfolio. We want to emphasize the type of companies that make good use of their capital and are able to grow their cash flows and are therefore likely to generate high and expanding returns.

More specifically, key changes over the past month have been primarily focused on taking profits in those better-performing stocks for the fund that are approaching valuation targets using this new measure. We then use the profits to purchase stocks for the fund that have more potential on the upside, using cash-flow return on investment. Within financials, for example, we sold Assicurazione Generali and put some of that money into Allianz (among others). Generali's 2001 figures were disappointing, highlighting poor cost control, which resulted in a change in our target valuation. That left us with a small amount of upside for Generali compared with Allianz. The latter company has new management in its insurance and banking businesses, which increases our conviction in the stock.

Q: What is your outlook for the market environment for the coming months?

A: Given the wide range of stock performance within sectors, we expect that opportunities will lie in stock picking as opposed to sector or country allocation. As investors, we are still experiencing volatile markets; there is still a high level of uncertainty about the direction of economic growth. In our view, the United States has already experienced the easy part of the recovery process - the inventory normalization and the end of the equity sell-off phase that provided the first boost to gross domestic product. It remains unclear, however, whether the stimulus to economic growth is going to be maintained through consumer activity and final demand. The interest rate environment remains friendly around the world, but it's fair to say that expectations for economic growth and the overall return for equity markets in 2002 are relatively modest.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2002

Geographical (Excludes Cash Equivalents)	4/30/02	10/31/01

United Kingdom	27%	28%
France	26%	27%
Germany	15%	17%
Spain	10%	5%
Switzerland	7%	5%
Italy	5%	7%
Netherlands	5%	7%
Sweden	2%	1%
Finland	2%	2%
Other	1%	1%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	4/30/02	10/31/01

Financial	25%	23%
Energy	11%	12%
Manufacturing	10%	12%
Health	9%	10%
Communications	8%	8%
Service Industries	7%	6%
Consumer Discretionary	6%	5%
Utilities	5%	5%
Technology	5%	-
Other	14%	19%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2002 (30.2% of Portfolio)
1. GlaxoSmithKline PLC Developer of vaccines and health-related consumer products	United Kingdom	4.8%
2. Total Fina ELF SA "B" Provider of various energy sources and producer of related by-products	France	3.3%
3. Aventis SA Manufacturer of life science products	France	3.0%
4. Allianz AG Provider of multi-line insurance services	Germany	2.9%
5. BP PLC Explorer and producer of oil and natural gas	United Kingdom	2.9%
6. Banco Popular Espanol SA Provider of retail banking services	Spain	2.9%
7. Telefonica SA Provider of telecommunication services	Spain	2.6%
8. BNP Paribas SA Provider of banking services	France	2.6%
9. Barclays PLC Provider of commercial and investment banking	United Kingdom	2.6%
10. Royal Bank of Scotland Group PLC Provider of a wide range of financial services	United Kingdom	2.6%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page <Click Here>. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of April 30, 2002 (Unaudited)

	Shares	Value ($)
Common Stocks 98.8%
Belgium 0.5%
Interbrew (Operator of brewing business)	105,732	3,145,190
Finland 1.5%
Nokia Oyj (Manufacturer of telecommunication systems and equipment)	566,500	9,163,009
France 25.2%
Altran Technologies SA (Provider of technology consulting services)	114,907	6,002,143
Autoroutes du Sud de la France* (Developer and operator of toll roads)	34,761	860,908
Aventis SA (Manufacturer of life science products)	256,877	18,241,427
BNP Paribas SA (Provider of banking services)	306,710	16,020,934
Compagnie de Saint-Gobain (Manufacturer of glass)	22,747	3,892,330
Credit Lyonnais SA (Provider of diversified banking services)	143,844	6,064,043
Groupe Danone (Producer of food products worldwide)	43,599	5,771,992
Lafarge SA (Supplier of various building materials)	77,894	7,386,935
Pechiney SA "A"* (Manufacturer of aluminum products as well as other specialty metals)	174,106	8,420,152
PSA Peugeot Citroen (Manufacturer of automobiles and commercial vehicles)	163,343	8,120,289
Sanofi-Synthelabo SA (Manufacturer of health care products and medical and surgical equipment)	171,366	10,965,303
Schneider Electric SA (Manufacturer of electronic components and automated manufacturing systems)	116,606	5,623,572
Societe Generale "A" (Provider of banking services)	213,185	14,591,574
Suez SA (Builder of water treatment plants)	350,540	10,433,762
TotalFinaElf SA "B" (Provider of various energy sources and producer of related by-products)	132,231	20,030,471
Vinci SA (Builder of roads and provider of engineering and construction services)	129,450	8,277,369
Vivendi Universal SA (Operator of music, television, film and telecommunication businesses)	122,730	3,911,679
		154,614,883
Germany 15.1%
Allianz AG (Provider of multi-line insurance services)	76,626	18,011,445
Altana AG (Developer and manufacturer of pharmaceutical, diagnostic and chemical products)	101,462	5,674,491
BASF AG (Producer of chemical products)	129,344	5,521,493
Deutsche Boerse AG (Provider of financial services)	82,190	3,632,176
E.On AG (Distributor of oil and chemicals)	234,722	12,144,390
KarstadtQuelle AG (Operator of department stores)	215,348	6,497,070
Marschollek, Lautenschlaeger und Partner AG* (Provider of investment services)	113,170	6,747,163
Metro AG (Operator of building, clothing, electronic and food stores)	320,904	10,259,717
Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Provider of financial services which offer insurance and asset management)	36,197	8,964,729
SAP AG (Manufacturer of computer software)	68,508	8,866,045
Siemens AG (Manufacturer of electrical and electronic equipment)	38,217	2,312,905
Wella AG (Manufacturer of a variety of personal care products)	69,636	3,919,636
		92,551,260
Italy 5.3%
ENI SpA (Provider of oilfield and engineering services)	957,320	14,699,867
Mediobanca SpA (Provider of medium- and long-term business loans and credit)	329,800	3,374,123
Riunione Adriatica di Sicurta SpA (Provider of insurance services)	490,250	6,357,875
Saipem SpA (Provider of offshore and onshore drilling services)	1,199,500	7,810,349
		32,242,214
Netherlands 4.9%
Akzo Nobel NV (Producer and marketer of healthcare products, coatings, chemicals and fibers)	134,000	5,757,661
ASML Holding NV* (Developer of photolithography projection systems)	201,800	4,579,875
Getronics NV (Provider of computer consulting and solution design services)	1,166,100	3,266,089
Koninklijke (Royal) Philips Electronics NV (Manufacturer of lighting and electronic products)	290,700	8,972,036
Royal Dutch Petroleum Co. (Exporter and producer of oil and natural gas)	46,690	2,472,482
VNU NV (Provider of publishing services)	169,100	5,101,763
		30,149,906
Portugal 0.4%
Portugal Telecom SGPS SA (Registered)* (Provider of telecommunication services)	335,700	2,448,884
Spain 9.5%
Amadeus Global Travel Distribution SA "A"* (Operator of a travel reservation system)	1,320,681	8,789,704
Banco Popular Espanol SA (Provider of retail banking services)	426,800	17,492,953
Industria de Diseno Textil SA* (Manufacturer and retailer of apparel)	352,262	7,261,787
Telefonica SA* (Provider of telecommunication services)	1,514,484	16,203,656
Union Fenosa SA (Provider of electric utilities)	470,253	8,288,087
		58,036,187
Sweden 1.6%
Assa Abloy AB "B" (Manufacturer of security locks)	396,700	5,155,724
Ericsson LM "B" (Producer of advanced systems and products for wired and mobile communications)	1,857,180	4,682,195
		9,837,919
Switzerland 7.3%
Credit Suisse Group (Provider of universal banking services)	365,964	13,055,610
Nestle SA (Registered) (Producer and seller of food products)	48,577	11,493,076
Roche Holding AG (Developer of pharmaceutical and chemical products)	85,855	6,510,194
Swiss Re (Registered)* (Provider of reinsurance, insurance and banking services)	73,314	7,404,768
Syngenta AG (Producer of seeds and chemicals for crop protection)	63,880	3,946,133
UBS AG (Registered)* (Provider of commercial and investment banking services)	49,749	2,400,171
		44,809,952
United Kingdom 27.5%
Aegis Group PLC (Provider of independent media services)	5,383,315	8,589,795
Anglo American PLC (Producer of mining and natural resources products)	291,259	4,592,250
Barclays PLC (Provider of commercial and investment banking)	1,808,424	15,837,756
BP PLC (Exporter and producer of oil and natural gas)	2,071,947	17,677,647
Brambles Industries PLC (Provider of material handling and industrial services)	1,052,310	5,213,646
Compass Group PLC (Operator of an international food service group)	820,606	5,106,008
GlaxoSmithKline PLC (Developer of vaccines and health-related consumer products)	1,224,677	29,624,331
GUS PLC (Operator of catalog home shopping, retailing, finance and property investment services)	290,270	2,639,403
J Sainsbury PLC (Distributor of food)	1,813,026	10,567,760
Misys PLC (Provider of software and hardware computer solutions)	1,319,388	4,921,884
Reed Elsevier PLC (Publisher of scientific, professional and business-to-business materials)	746,768	7,312,635
Rio Tinto PLC (Operator of a mining, manufacturing and development company)	424,504	7,886,983
Royal Bank of Scotland Group PLC (Provider of a wide range of financial services)	546,721	15,678,689
Shell Transport & Trading PLC (Provider of oil and gas)	481,600	3,428,230
Taylor Nelson Sofres PLC (Provider of market research services)	2,497,092	8,696,637
The Sage Group PLC (Distributor of accounting and payroll software)	1,834,130	5,291,931
Vodafone Group PLC (Provider of mobile telecommunication services)	9,458,121	15,263,970
		168,329,555
Total Common Stocks (Cost $573,566,993)		605,328,959
	Principal Amount ($)	Value ($)
Repurchase Agreements 1.2%
Salomon Smith Barney, 1.91% to be repurchased at $7,654,406 on 5/1/2002 (b) (Cost $7,654,000)	7,654,000	7,654,000
Total Investment Portfolio - 100.0% (Cost $581,220,993) (a)		612,982,959

* Non-income producing security.
(a) The cost for federal income tax purposes was $588,250,971. At April 30, 2002, net unrealized appreciation for all securities based on tax cost was $24,731,988. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $59,060,371 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $34,328,383.
(b) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $581,220,993)	$ 612,982,959
Cash	709
Foreign currency, at value (cost $20,515)	20,520
Receivable for investments sold	10,729,579
Interest receivable	406
Dividends receivable	1,039,678
Receivable for Fund shares sold	377,437
Foreign taxes recoverable	1,466,692
Total assets	626,617,980
Liabilities
Payable for investments purchased	12,393,196
Payable for Fund shares redeemed	773,663
Accrued management fee	522,527
Other accrued expenses and payables	227,773
Total liabilities	13,917,159
Net assets, at value	$ 612,700,821
Net Assets
Net assets consist of: Accumulated net investment loss	(846,288)
Net unrealized appreciation (depreciation) on: Investments	31,761,966
Foreign currency related transactions	52,075
Accumulated net realized gain (loss)	(191,099,291)
Paid-in capital	772,832,359
Net assets, at value	$ 612,700,821

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2002 (Unaudited) (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($3,000,012 / 131,764 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 22.77
Class S Net Asset Value, offering and redemption price (a) per share ($608,116,835 / 26,699,290 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 22.78
Class A Net Asset Value and redemption price per share ($1,048,168 / 46,098 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 22.74
Maximum offering price per share (100 / 94.25 of $22.74)	$ 24.13
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($205,002 / 9,080 of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 22.58
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($330,804 / 14,647 shares of capital stock outstanding, $.01 par value, 20,000,000 authorized)
$ 22.59

(a) Redemption price per share for shares held less than six months is equal to net asset value less a 2.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2002 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $539,433)	$ 3,918,557
Interest	157,597
Total Income	4,076,154
Expenses: Management fee	3,398,625
Administrative fee	1,274,704
Distribution service fees	3,452
Directors' fees and expenses	6,303
Other	17,271
Total expenses	4,700,355
Net investment income (loss)	(624,201)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(24,304,610)
Futures	433
Foreign currency related transactions	(249,979)
(24,554,156)
Net unrealized appreciation (depreciation) during the period on: Investments	47,299,524
Foreign currency related transactions	(252,127)
47,047,397
Net gain (loss) on investment transactions	22,493,241
Net increase (decrease) in net assets resulting from operations	$ 21,869,040

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2002 (Unaudited)	Year Ended October 31, 2001
Operations: Net investment income (loss)	$ (624,201)	$ 2,637,812
Net realized gain (loss) on investment transactions	(24,554,156)	(162,990,073)
Net unrealized appreciation (depreciation) on investment transactions during the period	47,047,397	(135,766,853)
Net increase (decrease) in net assets resulting from operations	21,869,040	(296,119,114)
Distributions to shareholders from: Net investment income: Class AARP	(9,292)	(471)
Class S	(2,162,551)	(581,502)
Class A	(1,528)	-
Net realized gains: Class AARP	-	(88,573)
Class S	-	(50,938,837)
Fund share transactions: Proceeds from shares sold	101,722,717	2,424,534,697
Reinvestment of distributions	1,928,602	41,418,185
Cost of shares redeemed	(235,947,976)	(2,803,851,907)
Redemption fees	66,224	-
Net increase (decrease) in net assets from Fund share transactions	(132,230,433)	(337,899,025)
Increase (decrease) in net assets	(112,534,764)	(685,627,522)
Net assets at beginning of period	725,235,585	1,410,863,107
Net assets at end of period (including accumulated net investment loss and undistributed net investment income of $846,288 and $1,951,284, respectively)	$ 612,700,821	$ 725,235,585

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP
Years Ended October 31,	2002[a]	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 22.17	$ 31.14	$ 32.02
Income (loss) from investment operations: Net investment income (loss)[c]	(.02)	.06	(.03)
Net realized and unrealized gain (loss) on investment transactions	.69	(7.82)	(.85)
Total from investment operations	.67	(7.76)	(.88)
Less distributions from: Net investment income	(.07)	(.01)	-
Net realized gains on investment transactions	-	(1.20)	-
Total distributions	(.07)	(1.21)	-
Redemption fees	-***	-	-
Net asset value, end of period	$ 22.77	$ 22.17	$ 31.14
Total Return (%)	3.03**	(26.01)	(2.75)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	1
Ratio of expenses (%)	1.38*	1.37	1.35*
Ratio of net investment income (loss) (%)	(.18)*	.24	(.09)**
Portfolio turnover rate (%)	76*	104	72
[a] For the six months ended April 30, 2002 (Unaudited).
[b] For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.
[c] Based on average shares outstanding during the period.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S
Years Ended October 31,	2002[a]	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 22.17	$ 31.14	$ 28.13	$ 24.23	$ 21.17	$ 17.20
Income (loss) from investment operations: Net investment income (loss)[b]	(.02)	.06	.07	.10[c]	.16	.03
Net realized and unrealized gain (loss) on investment transactions	.70	(7.82)	3.12	3.86	4.74	4.14
Total from investment operations	.68	(7.76)	3.19	3.96	4.90	4.17
Less distributions from: Net investment income	(.07)	(.01)	(.08)	(.06)	(.54)	(.06)
Net realized gains on investment transactions	-	(1.20)	(.10)	-	(1.30)	(.14)
Total distributions	(.07)	(1.21)	(.18)	(.06)	(1.84)	(.20)
Redemption fees	-***	-	-	-	-	-
Net asset value, end of period	$ 22.78	$ 22.17	$ 31.14	$ 28.13	$ 24.23	$ 21.17
Total Return (%)	3.03**	(25.97)	11.31	16.36	24.68	24.47[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	608	721	1,410	1,035	1,132	196
Ratio of expenses before expense reductions (%)	1.38*	1.37	1.42[e]	1.46	1.48	1.72
Ratio of expenses after expense reductions (%)	1.38*	1.37	1.42[e]	1.46	1.48	1.66
Ratio of net investment income (loss) (%)	(.18)*	.24	.22	.37	.63	.16
Portfolio turnover rate (%)	76*	104	72	83	93	89
[a] For the six months ended April 30, 2002 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Net investment income per share includes non-recurring dividend income amounting to $.08 per share.
[d] Total returns would have been lower had certain expenses not been reduced.
[e] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.41% and 1.41%, respectively.
* Annualized ** Not annualized *** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Greater Europe Growth Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc., (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class A, B and C shares is provided separately and is available upon request.Certain detailed information for the Class AARP and S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $154,507,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009, the expiration date, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Redemption Fees. Upon the redemption or exchange of shares held by Class S shareholders for less than six months, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $250,627,779 and $363,127,281, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund. The Investment Management Agreement (the "Management Agreement") is the same in all material respects as the corresponding previous Management Agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.00% of the first $1,000,000,000 of the Fund's average daily net assets, 0.90% of the next $500,000,000 of such net assets, 0.85% of the next $500,000,000 of such net assets and 0.80% of such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly. Accordingly, for six months ended April 30, 2002, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 1.00% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by each class of the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.375%, 0.375%, 0.400%, 0.450% and 0.425% of the average daily net assets for Class AARP, S, A, B and C shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the six months ended April 30, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at April 30, 2002
Class AARP	$ 5,639	$ 938
Class S	1,266,097	210,861
Class A	2,015	329
Class B	392	76
Class C	561	115
	$ 1,274,704	$ 212,319

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2002
Class B	$ 654	$ 126
Class C	991	204
	$ 1,645	$ 330

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2002
Class A	$ 1,259	$ 254
Class B	218	45
Class C	330	67
	$ 1,807	$ 366

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2002, aggregated $129.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2002, there was no CDSC for Class B and C shares.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purpose of AARP and its members.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2002		Year Ended October 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	83,228	$ 1,871,158	451,122	$ 11,872,302
Class S	4,065,195	91,402,453	87,021,932	2,386,508,552
Class A	331,201	7,431,179	1,082,070	25,807,189*
Class B	9,584	214,306	4,069	105,179*
Class C	35,842	803,621	9,684	241,475*
		$ 101,722,717		$ 2,424,534,697
Shares issued to shareholders in reinvestment of distributions
Class AARP	401	$ 8,964	2,784	$ 85,008
Class S	85,906	1,918,264	1,353,419	41,333,177
Class A	62	1,374	-	-
Class B	-	-	-	-
Class C	-	-	-	-
		$ 1,928,602		$ 41,418,185
Shares redeemed
Class AARP	(83,397)	$ (1,898,071)	(355,385)	$ (9,030,352)
Class S	(9,991,474)	(226,230,657)	(101,105,436)	(2,769,514,323)
Class A	(317,564)	(7,220,915)	(1,049,671)	(25,085,537)*
Class B	(2,692)	(59,344)	(1,881)	(50,599)*
Class C	(24,101)	(538,989)	(6,778)	(171,096)*
		$ (235,947,976)		$ (2,803,851,907)
Redemption fees
Class S	-	$ 66,224	-	$ -
Net increase (decrease)
Class AARP	232	$ (17,949)	98,521	$ 2,926,958
Class S	(5,840,373)	(132,843,716)	(12,730,085)	(341,672,594)
Class A	13,699	211,638	32,399	721,652*
Class B	6,892	154,962	2,188	54,580*
Class C	11,741	264,632	2,906	70,379*
		$ (132,230,433)		$ (337,899,025)

* For the period from March 19, 2001 (commencement of sales of Class A, B and C shares) to October 31, 2001.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Greater Europe Growth Fund was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below):

1. To approve a new investment management agreement for the fund with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
19,232,045	564,107	447,573

2. To approve a new sub-advisory agreement between the fund's investment manager and Deutsche Asset Management Investment Services Limited.

Affirmative	Against	Abstain
19,127,285	624,275	492,165

Investment Products and Services

Scudder Funds
Core
Scudder Balanced Fund
Scudder Growth and Income Fund
Scudder S&P 500 Index Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Growth
Scudder 21st Century Growth Fund
Scudder Capital Growth Fund
Scudder Development Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Large Company Value Fund
Scudder Small Company Value Fund*
Sector
Scudder Gold & Precious Metals Fund
Scudder Health Care Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Latin America Fund
Scudder Pacific Opportunities Fund
The Japan Fund, Inc.*
Income
Scudder GNMA Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Tax-Free Income
Scudder California Tax-Free Income Fund*
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund*
Money Market
Scudder Cash Investment Trust
Scudder Money Market Series:
Prime Reserve Shares
Premium Shares
Managed Shares
Scudder Tax-Free Money Fund
Scudder U.S. Treasury Money Fund

* Class S shares only

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
Scudder Municipal Income Trust

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources

For shareholders of Scudder funds including those in the AARP Investment Program

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Scudder Class S Shareholders:
Call SAIL™ - 1-800-343-2890
AARP Investment Program Shareholders:
Call Easy-Access Line - 1-800-631-4636
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
Scudder Class S Shareholders -
myScudder.com
AARP Investment Program Shareholders -
aarp.scudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services	Scudder Class S Shareholders: Call a Scudder representative at 1-800-SCUDDER AARP Investment Program Shareholders: Call an AARP Investment Program representative at 1-800-253-2277
Please address all written correspondence to	For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669
For AARP Investment Program Shareholders:
AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735

Privacy Statement April 2002

This privacy statement is issued by Deutsche Investment Management Americas Inc., its affiliates Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company, and each of the funds managed or advised by Scudder. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by Scudder.

Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. To request the appropriate form, call 1-800-253-2277.

Questions on this policy may be sent to the following address:
For Class AARP: AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735.

For Class S: Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669.

Notes

Notes

Notes